UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                        --------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 16, 2003



                         GREENE COUNTY BANCSHARES, INC.
             (Exact name of Registrant as specified in its charter)


          Tennessee                    0-14289               62-1222567
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
       of Incorporation)             File Number)        Identification No.)


            100 North Main Street, Greeneville, Tennessee 37743-4992
                    (Address of principal executive offices)


                                 (423) 639-5111
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or former address, if changed since last report)

Item 7.       Financial Statements and Exhibits

              (c) Exhibits.

                  99.1        Press Release dated July 16, 2003

Item 9.       Regulation FD Disclosure

              The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition":

              On July 16, 2003, Greene County Bancshares, Inc. (the "Company") announced its financial results for the second quarter and six months ended June 30, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is deemed not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Further, pursuant to the interim guidance of the Securities and Exchange Commission in Release No. 33-8216, the Company is including this Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GREENE COUNTY BANCSHARES, INC.


Date:  July 16, 2003                  By:  /s/  R. Stan Puckett
                                         --------------------------------------
                                                R. Stan Puckett
                                                Chairman of the Board and
                                                Chief Executive Officer
                                                (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit
Number         Description of Exhibit(s)
------         -------------------------

 99.1          Copy of press release issued by the Company on July 16, 2003.